EXHIBIT 99.3

Dear Artisans,

Today we are jointly announcing with ARM Holdings that Artisan and ARM are merging. As most of you probably know, ARM is the industry’s leading provider of 16- and 32-bit embedded microprocessor solutions. ARM was founded in 1990 and is public on both the NASDAQ and London Stock Exchange. Their headquarters are in Cambridge, UK and they have 20 offices worldwide and around 770 employees.

We will become a subsidiary of ARM, and we will be managed as an individual business. This will enable us to deliver one of the industry’s broadest portfolios of system-on-chip IP to the extensive customer base of the combined company

Like Artisan, ARM is an industry leader and is an excellent strategic fit with our vision to have our IP widely used. With the increased complexity of system design, stronger links between all aspects of SoC development becomes a key value add. A combination with ARM will enrich and expand our total IP offering.

The process for this potential transaction is different from those we have encountered in the past. It is between two publicly traded companies with headquarters in different countries. The completion of the transaction is expected to occur in the fourth quarter of 2004 and is subject to customary regulatory review and approval by our shareholders and those of ARM.

While we are very excited by the potential that this combination can bring to our business, I would like you to remember that the completion of this is some months away. In the meantime, there is a lot of work to be done and I would ask you all to concentrate on continuing to deliver on Artisan’s current business.

Communications meeting are scheduled in each office today to further discuss the transaction and to answer questions. In our Bangalore office, there will be a presentation at 12:30 p.m. IST. In our North Carolina office, there will be a presentation at 11:00 a.m. EST. In our San Diego office, there will be a presentation at 11:00 a.m. PDT. And in our Sunnyvale office, there will be a presentation at 9:30 a.m. PDT. In addition, there is a dial-in available for the San Diego presentation. Any Artisan employee that cannot make it to one of the live presentations is encouraged to dial in to the San Diego presentation at 11:00 a.m. PDT. That number is (866) 613-5217 and the access code is 7572772.

Best Regards,

Mark Templeton

“Artisan: The IP Partner of Choice”

Additional Information About the Proposed Acquisition and Where to Find It

ARM and Artisan will file a proxy statement/prospectus with the SEC in connection with the proposed transaction. ARM and Artisan urge investors and security holders to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. Investors and security holders will be able to obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by ARM are available free of charge by contacting ARM Holdings plc Investor Relations, 110 Fulbourn Road, Cambridge, UK, CB1 9NJ, +44 (0)1223 400400, and on ARM’s web site at www.arm.com; documents filed with the SEC by Artisan are available free of charge by contacting Artisan Components, Inc. Investor Relations, 141 Caspian Court, Sunnyvale, California, 94089, (408) 734-5600, on Artisan’s web site at www.artisan.com or on the SEC’s web site at www.sec.gov. Documents on Artisan’s web site are not a part of this filing.

ARM and ARM’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Artisan in connection with the transaction. A description of the interests of directors and executive officers of ARM is set forth in its Annual Report on Form 20-F for the year ended December 31, 2003, which was filed with the SEC. If and to the extent that any of ARM’s directors and executive officers will receive any additional benefits in connection with the transaction that are unknown as of the date of this filing, the details of those benefits will be described in the definitive proxy statement/prospectus. Investors and security holders can obtain additional information regarding the direct and indirect interests of ARM’s directors and executive officers in the transaction by reading the definitive proxy statement/prospectus when it becomes available.

Artisan and Artisan’s directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the transaction. A description of the interests of directors and executive officers of Artisan is set forth in the proxy statement for Artisan’s 2004 annual meeting of stockholders, which was filed with the SEC on January 27, 2004. Mark R. Templeton, Artisan’s President and Chief Executive Officer, is expected to enter into an employment agreement with ARM, effective upon the closing of the proposed acquisition, that will be described in the proxy statement/prospectus. Lucio L. Lanza, Artisan’s Chairman, may be deemed to be a participant in the solicitation of proxies of ARM’s shareholders in connection with the proposed acquisition. A description of the non-employee director appointment letter similar to that into which Mr. Lanza would enter in upon joining the ARM Board of Directors at the closing of the proposed acquisition is described in ARM’s Annual Report on Form 20-F. If and to the extent that any of Artisan’s directors and executive officers will receive any additional benefits in connection with the transaction that are unknown as of the date of this filing, the details of those benefits will be described in the definitive proxy statement/prospectus. Investors and security holders can obtain additional information regarding the direct and indirect interests of Artisan’s directors and executive officers in the transaction by reading the definitive proxy statement/prospectus when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about ARM and Artisan. When used in this document, the words “anticipates”, “may”, “can”, “believes”, “expects”, “projects”, “intends”, “likely”, similar expressions and any other statements that are not historical facts, in each case as they relate to ARM, Artisan, the management of either such company or the transaction are intended to identify those assertions as forward-looking statements. In making any such statements, the person making them believes that its expectations are based on reasonable assumptions. However, any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the control of ARM and Artisan, including: the impact of general economic conditions in regions in which either such company currently does business, industry conditions, including competition, fluctuations in exchange rates and currency values, capital expenditure requirements, legislative or regulatory requirements, changes in the tax laws, interest rates and access to capital markets, the possibility that the transaction will not close, that the closing may be delayed or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; the reaction of customers of ARM and Artisan to the transaction and economic and political conditions in the U.K., U.S. and elsewhere. The actual results or performance by ARM or Artisan could differ materially from those expressed in, or implied by, these forward-looking statements. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of ARM or Artisan. ARM and Artisan are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise. More information about potential factors that could affect ARM’s business and financial results is included in ARM’s Annual Report on Form 20-F for the fiscal year ended December 31, 2003 including (without limitation) under the captions, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are on file with the SEC and available at the SEC’s website at www.sec.gov. For more information and additional risk factors regarding Artisan, see the information under the captions “Factors Affecting Future Operating Results” contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Annual Report on Form 10-K for the fiscal year ended September 30, 2003, the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004 filed with the SEC.